(a)(i) Not applicable.

(a)(ii) There have been no significant changes in Morgan Stanley Aggressive Equity Fund 's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

(a)(iii) CERTIFICATIONS

I, Mitchell M. Merin, certify that:

1.	I have reviewed this report on Form N-SAR of Morgan Stanley
Aggressive Equity Fund;

2.	Based on my knowledge, this report does not contain any
untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

Date:  September 30, 2002


/s/Mitchell M. Merin
						Chief Executive Officer




(a)(i) Not applicable.

(a)(ii) There have been no significant changes in Morgan Stanley Aggressive Equity Fund 's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

(a)(iii) CERTIFICATIONS

I, Francis Smith, certify that:

4.	I have reviewed this report on Form N-SAR of Morgan Stanley
Aggressive Equity Fund;

5.	Based on my knowledge, this report does not contain any
untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

6.	Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

Date:  September 30, 2002


/s/Francis Smith
						Chief Financial Officer